使用证》，取得出让土地使用权。办理《国有土地使用证》的相关费用由受让方支付。

第十条，本合同一式三份《每份两页》，具有同等法律效力，出让人、受让人各执一份。本合同以中文书写为准。本合同的金额、面积等项应同时以大、小写表示，大小写数额应当一致，不一致的，以大写为准。

本合同未尽事宜，可由双方约定后作为合同附件，与本合同具有同等法律效力。

出让人（章）：

法定代表人（委托代理人）

（签字）：

受让人（章）：

法定代表人（委托代理人）

（签字）：

2009 年 7 月 7 日签

土 地 出 让 合 同

出让人：哈尔滨市松北新区开发建设管理委员会

受让人：哈尔滨惠宸佳生物科技有限公司

双方本着平等、自愿、有偿、诚实信用的原则，订立本合同。

第一条，出让人出让给受让人的土地位于松北区对青山产业园区出让土地面积为大写：叁万平方米（小写30000平方米），土地四极至界址点座标见《出让土地界址图》。

第二条，本合同项下出让土地的用途为开发建设用地。

第三条，出让人同意在2009年10月1日前将出让土地交付给受让人，土地周围基础设施三通，即水通、电通、路通。

第四条，本合同项下的土地出让年限为伍拾年，出让年期自合同签订之日起算起。

第五条，本合同项下土地出让金为每平方米人民币大写：壹仟零伍拾元（小写：1050元）；总额人民币大写叁仟壹佰伍拾万元（小写：31,500,000元）。

第六条：本合同经双方签字后10日内，受让人须向出让人缴付人民币大写贰仟壹佰万元（小写：2,100,000-元），作为履行合同的首期付款。

第七条：本合同签订后10日内，当事人双方应依《出让土地界址图》所标示坐标实地验明各界十点界桩。受让人应妥善保护土地界桩，不得擅自改动，界桩遭受破坏或移动时，受让人应立即向出让人提出书面报告，申请复界测量，恢复界桩。

第八条，受让人在申请办理土地登记时，应支付剩余部分的土地出让金。

第九条，出让人有义务帮助受让人申请办理土地登记，领取《国有土地